                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A




                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) June 28, 1996
                                                 -------------------------------


ROC Communities, Inc.
- --------------------------------------------------------------------------------
(Exact name of Registrant as specified in its charter)



Maryland                               001-12258           84-1226771
- --------------------------------------------------------------------------------
(State or other jurisdiction           (Commission         (IRS Employer
of incorporation)                      file number)        Identification No.)



6430 South Quebec Street, Englewood, Colorado              80111
- --------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (303) 741-3707
                                                   -----------------------------

Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements:

              See attached Financial Statements.

         (b)  Pro Forma Financial Information:

              See attached Pro Forma Financial Statements.

         (c)  Exhibits:

              None.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROC COMMUNITIES, INC.




                                  By: /s/ Gary P. McDaniel
                                      ------------------------------------
                                      Gary P. McDaniel
                                      President and Chief Executive Officer




Dated: September 9, 1996

                         INDEX TO FINANCIAL STATEMENTS


                                                                            PAGE
                                                                            ----
1.  Unaudited Pro Forma Condensed Financial Statements
    for ROC Communities, Inc:
         Pro Forma Condensed Balance Sheet as of June 30, 1996               2
         Pro Forma Condensed Statement of Operations for the
           Six Month Period Ended June 30, 1996                              3
         Pro Forma Condensed Statement of Operations for the Year
           Ended December 31, 1995                                           4
         Notes to Unaudited Pro Forma Condensed Financial Statements         5

2.  Combined Financial Information for the 1996 Related Party Properties:
         Independent Auditors' Report                                        6
         Historical Summaries of Combined Gross Income and Direct
           Operating Expenses for the Years Ended
           December 31, 1995, 1994, 1993                                     7
         Note to Historical Summaries of Combined Gross Income and Direct
           Operating Expenses                                                8

3.  Combined Financial Information for the 1996 Other Properties:
         Independent Auditors' Report                                        9
         Historical Summary of Combined Gross Income and Direct
           Operating  Expenses for the Year Ended December 31, 1995         10
         Note to Historical Summary of Combined Gross Income and Direct
           Operating Expenses                                               11

                             ROC COMMUNITIES, INC.


The following Pro Forma Condensed Balance Sheet as of June 30, 1996 and Pro Forma Condensed Statements of Operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 have been prepared to reflect the transactions and the adjustments described in the accompanying notes related to the Company's acquisition of six manufactured home communities at various times in 1996. The Pro Forma financial information is based on the historical financial statements of ROC Communities, Inc. as reflected in the Company's 1995 Form 10-K and June 30, 1996 Form 10-Q and the Historical Summaries of Combined Gross Income and Direct Operating Expenses listed in the Index to Financial Statements and should be read in conjunction with those financial statements and the notes thereto. The Pro Forma Condensed Balance Sheet was prepared as if the transactions occurred on June 30, 1996. The Pro Forma Condensed Statements of Operations were prepared as if the transactions occurred on January 1, 1995.
The Pro Forma Condensed Statement of Operations for the six month period ended June 30, 1996 reflects historical operating results and related adjustments for the period from January 1, 1996 to the earlier of June 30, 1996 or the dates of acquisition, as follows:

                                    DATE OF
          COMMUNITY               ACQUISITION
- ----------------------------      ------------
Redwood Estates                   June 28, 1996
Pine Lakes Ranch                  June 28, 1996
Yorktowne                         January 11, 1996
Oak Orchard Estates               April 19, 1996
Pinecrest Village                 May 7, 1996
Foxhall Village                   July 11, 1996

The pro forma financial information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                             ROC COMMUNITIES, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                             ASSETS

                                                                                                 ROC
                                                              ROC           PRO FORMA      COMMUNITIES, INC.
                                                        COMMUNITIES, INC.  ADJUSTMENTS         PRO FORMA
                                                        -----------------  -----------    -----------------
                                                                            (NOTE 3)

Rental property, net                                     $  307,202        $ 5,700 (A)       $  312,902
Mortgages receivable                                          4,877                               4,877
Cash and cash equivalents                                     2,303                               2,303
Deferred financing costs, net                                 2,567                               2,567
Prepaid expenses and other assets, net                        6,879                               6,879
                                                         ----------        -------           ----------
    Total                                                $  323,828        $ 5,700           $  329,528
                                                         ----------        -------           ----------
                                                         ----------        -------           ----------

                                            LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage debt                                          $   59,638                          $   59,638
  Line of credit                                             62,454        $ 5,639 (A)           68,093
  Accounts payable and accrued expenses                       3,857                               3,857
  Interest payable                                              643                                 643
  Other liabilities                                             940             61 (A)            1,001
  Distributions payable                                       5,096                               5,096
                                                         ----------        -------           ----------
    Total Liabilities                                       132,628          5,700              138,328
                                                         ----------        -------           ----------

Commitments and Contingencies
Stockholders' Equity:
  Preferred stock ($.01 par value;
    9,841,983 shares authorized,
    no shares issued)
  Common stock ($.01 par value;
    90,000,000 shares authorized;
    12,423,500 shares issued
    and outstanding)                                            124                                 124
  Non-Voting stock ($.01 par value;
    158,017 shares authorized, issued and
    outstanding)                                                  2                                   2
  Additional paid-in capital                                212,595                             212,595
  Cumulative net income                                      26,541                              26,541
  Cumulative distributions                                  (48,062)                            (48,062)
                                                         ----------        -------           ----------
     Total Stockholders' Equity                             191,200                             191,200
                                                         ----------        -------           ----------
     Total                                               $  323,828        $ 5,700           $  329,528
                                                         ----------        -------           ----------
                                                         ----------        -------           ----------


                            See accompanying notes.

                             ROC COMMUNITIES, INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)



                                                      1996
                                                     RELATED       1996                          ROC
                                  ROC                 PARTY        OTHER      PRO FORMA    COMMUNITIES, INC.
                              COMMUNITIES, INC.    PROPERTIES   PROPERTIES   ADJUSTMENTS      PRO FORMA
                              -----------------    ----------   ----------   -----------   -----------------
                                                                              (NOTE 4)
Revenues:
  Rental income                $ 27,845            $ 2,078      $ 864                        $ 30,787
  Management income                 688                                     $  (118)(A)           570
  Other income                      389                                                           389
                               --------            -------      -----       -------          --------
     Total Revenue               28,922              2,078        864          (118)           31,746
                               --------            -------      -----       -------          --------
Expenses:
  Property operations and
     maintenance                  9,108                815        311                          10,234
  Real estate taxes               2,185                 93         89                           2,367
  General and
     administrative               1,839                                           5 (B)         1,844
  Interest                        3,484                                       1,218 (C)         4,702
  Amortization of debt
     costs                          374                                                           374
  Depreciation and
     amortization                 5,968                                         707 (D)         6,675
                               --------            -------      -----       -------          --------
     Total Expenses              22,958                908        400         1,930            26,196
                               --------            -------      -----       -------          --------
Net Income                     $  5,964            $ 1,170      $ 464       $(2,048)         $  5,550
                               --------            -------      -----       -------          --------
                               --------            -------      -----       -------          --------
Net Income Per Share           $    .48                                                      $    .44
                               --------                                                      --------
                               --------                                                      --------
Weighted Average Shares
  of Common Stock
  Outstanding                    12,424                158(E)                                  12,582
                               --------            -------                                   --------
                               --------            -------                                   --------






                            See accompanying notes.

                             ROC COMMUNITIES, INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)



                                                      1996
                                                     RELATED       1996                          ROC
                                  ROC                 PARTY        OTHER      PRO FORMA    COMMUNITIES, INC.
                              COMMUNITIES, INC.    PROPERTIES   PROPERTIES   ADJUSTMENTS      PRO FORMA
                              -----------------    ----------   ----------   -----------   -----------------
                                                                              (NOTE 4)
Revenues:
  Rental income                $ 49,260            $ 3,823    $ 3,217                        $ 56,300
  Management income               1,282                                     $  (293)(A)           989
  Other income                      960                                                           960
                               --------            -------    -------       -------          --------
     Total Revenue               51,502              3,823      3,217          (293)           58,249
                               --------            -------    -------       -------          --------
Expenses:
  Property operations and
     maintenance                 16,194              1,350      1,035                          18,579
  Real estate taxes               3,892                197        300                           4,389
  General and
     administrative               3,100                                          10 (B)         3,110
  Interest                        4,882                                       3,477 (C)         8,359
  Amortization of debt
     costs                        1,073                                                         1,073
  Depreciation and
     amortization                10,834                                       1,817 (D)        12,651
                               --------            -------     ------       -------          --------
     Total Expenses              39,975              1,547      1,335         5,304            48,161
                               --------            -------     ------       -------          --------
Net Income                     $ 11,527            $ 2,276    $ 1,882       $(5,597)         $ 10,088
                               --------            -------    -------       -------          --------
                               --------            -------    -------       -------          --------
Net Income Per Share           $    .93                                                      $    .80
                               --------                                                      --------
                               --------                                                      --------
Weighted Average Shares
  of Common Stock
  Outstanding                    12,424                158(E)                                  12,582
                               --------            -------                                   --------
                               --------            -------                                   --------





                            See accompanying notes.

                             ROC COMMUNITIES, INC.
               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)


1.  1996 RELATED PARTY PROPERTIES

    The 1996 Related Party Properties represent two communities acquired in 1996 from affiliated parties.

2.  1996 OTHER PROPERTIES

    The 1996 Other Properties represent four communities acquired in 1996 from unaffiliated parties.

3.  PRO FORMA ADJUSTMENTS - BALANCE SHEET

    Pro Forma adjustments are as follows:

    A. To give effect to the acquisition of one community in July 1996, purchased with cash from the Company's $50 million line of credit.

4.  PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

    Pro Forma adjustments are as follows:


                                                                     SIX MONTHS
                                                                       ENDED        YEAR ENDED
                                                                      JUNE 30,      DECEMBER 31,
                                                                        1996            1995
                                                                     ----------     -----------
                                                                            (IN THOUSANDS)
    A. Elimination of management fees for four acquired
       communities previously managed by the Company.                 $  118         $   293
                                                                       ------         -------
                                                                       ------         -------

    B. Additional costs related to the management of
       two acquired communities.                                      $    5         $    10
                                                                       ------         -------
                                                                       ------         -------

    C. Net increase in interest expense as follows:
       Interest on the Company's mortgage and other debt              $4,702         $ 8,359
       Historical interest expense for the period                     (3,484)         (4,882)
                                                                       ------         -------
                                                                      $1,218         $ 3,477
                                                                       ------         -------
                                                                       ------         -------
    D. Net increase in depreciation and amortization as follows:
       Depreciation of properties, based on a 20-year life
       for substantially all depreciable assets:
       Acquisitions for which approximately $8,102,000 was
       allocated to non-depreciable land and approximately
       $37,323,000 was allocated to depreciable assets                $6,675         $12,651
       Historical depreciation and amortization for the period        (5,968)        (10,834)
                                                                       ------         -------
                                                                      $  707         $ 1,817
                                                                       ------         -------
                                                                       ------         -------
    E. To give effect to the issuance of 158,017 shares of
       Non-Voting Stock, $.01 par value, which are deemed to be
       equivalent, on a share per share basis, to the common
       stock on all matters, except that the holders of Non-Voting
       Stock shall not have any voting rights and shall be able
       to cause the redemption of such shares anytime after
       June 30, 2001.


                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of ROC Communities, Inc.


We have audited the accompanying Historical Summaries of Combined Gross Income and Direct Operating Expenses (the "Historical Summaries") for certain real estate properties (the "1996 Related Party Properties") described in Note 1 to the Historical Summaries for each of the three years in the period ended December 31, 1995. The Historical Summaries are the responsibility of the management of ROC Communities, Inc. Our responsibility is to express an opinion on these Historical Summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of ROC Communities, Inc.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the 1996 Related Party Properties' revenues and expenses.

In our opinion, such Historical Summaries present fairly, in all material respects, the combined gross income and direct operating expenses for the 1996 Related Party Properties for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
July 26, 1996

                         1996 RELATED PARTY PROPERTIES
                            HISTORICAL SUMMARIES OF
              COMBINED GROSS INCOME AND DIRECT OPERATING EXPENSES
                                 (IN THOUSANDS)


                                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 1995           1994           1993
                                             -----------    -----------    -----------
Gross Income:
    Rental income                               $3,823         $3,413         $3,125
                                                 ------         ------         ------

         Total Gross Income                      3,823          3,413          3,125
                                                 ------         ------         ------

Direct Operating Expenses:
    Property operations and maintenance          1,350          1,359          1,167
    Real estate taxes                              197            182            187
                                                 ------         ------         ------
         Total Direct Operating Expenses         1,547          1,541          1,354
                                                 ------         ------         ------
Gross Income in Excess of
    Direct Operating Expenses                   $2,276         $1,872         $1,771
                                                 ------         ------         ------
                                                 ------         ------         ------




                               See accompanying notes.

                            1996 RELATED PARTY PROPERTIES
                           NOTE TO HISTORICAL SUMMARIES OF
                 COMBINED GROSS INCOME AND DIRECT OPERATING EXPENSES


1.  BASIS OF PRESENTATION

    The Historical Summaries relate to the operation of communities that have been acquired in 1996 from related parties. These communities total 1,512 sites as follows:

                                                   NUMBER OF        DATE OF
      COMMUNITY               LOCATION               SITES        ACQUISITION
     --------------------    --------------        ---------    ---------------

    Redwood Estates          Thornton, CO             752       June 28, 1996
    Pine Lakes Ranch         Thornton, CO             760       June 28, 1996
                                                    -----
                                                    1,512
                                                    -----
                                                    -----

    The Historical Summaries have been prepared using the accrual basis of accounting and pursuant to the rules and regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the years presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the communities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the properties. Rental income is recognized when earned and due from residents.

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of ROC Communities, Inc.


We have audited the accompanying Historical Summary of Combined Gross Income and Direct Operating Expenses (the "Historical Summary") for certain real estate properties (the "1996 Other Properties") described in Note 1 to the Historical Summary for the year ended December 31, 1995. This Historical Summary is the responsibility of the management of ROC Communities, Inc. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of ROC Communities, Inc.) as described in Note 1 to the Historical Summary, and is not intended to be a complete presentation of the 1996 Other Properties revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the combined gross income and direct operating expenses for the 1996 Other Properties for the year ended December 31, 1995 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
July 26, 1996

                             1996 OTHER PROPERTIES
                             HISTORICAL SUMMARY OF
              COMBINED GROSS INCOME AND DIRECT OPERATING EXPENSES
                                 (IN THOUSANDS)


                                                        YEAR ENDED
                                                    DECEMBER 31, 1995
                                                     -----------------

Gross Income:
    Rental Income                                       $  3,217
                                                         --------

         Total Gross Income                                3,217
                                                         --------

Direct Operating Expenses:
    Property operations and maintenance                    1,035
    Real estate taxes                                        300
                                                         --------

         Total Direct Operating Expenses                   1,335
                                                         --------

Gross Income in Excess of
    Direct Operating Expenses                           $  1,882
                                                         --------
                                                         --------



                            See accompanying notes.

                             1996 OTHER PROPERTIES
                         NOTE TO HISTORICAL SUMMARY OF
              COMBINED GROSS INCOME AND DIRECT OPERATING EXPENSES


1.  BASIS OF PRESENTATION

    The Historical Summary relates to the operation of communities that have been acquired in 1996 from unaffiliated parties. These communities total 1,352 sites as follows:

                                               NUMBER OF       DATE OF
     COMMUNITY                LOCATION          SITES       ACQUISITION
     ----------------------   ---------------  ---------   -------------------

    Yorktowne                Cincinnati, OH       354      January 11, 1996
    Oak Orchard Estates      Albany, NY           235      April 19, 1996
    Pinecrest Village        Shreveport, LA       448      May 7, 1996
    Foxhall Village          Raleigh, NC          315      July 11, 1996
                                                -------
                                                1,352
                                                -------
                                                -------

    The Historical Summary has been prepared using the accrual basis of accounting and pursuant to the rules and regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summary is not representative of the actual operations for the years presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the properties have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the communities. Rental income is recognized when earned and due from residents.

    The 1996 Other Properties are similar in nature to the Company's existing communities and are located within existing operational regions of the Company and thus provide economies of scale, including minimal additional management costs. The properties have a combined occupancy of 89% as of June 30, 1996. The Company is not aware of any material factors relating to the properties that would cause the reported financial information not to be necessarily indicative of future operating results.

    If the properties had been acquired in 1995, the addition of the properties would not have materially affected the allocation of the 1995 and 1996 distributions between return of capital and ordinary income.